                                                                    EXHIBIT 99.4

CASE NAME:        KEVCO GP, INC.                                   ACCRUAL BASIS

CASE NUMBER:      401-40786-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT


                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                           TREASURER
---------------------------------------                    ---------------------
Original Signature of Responsible Party                           Title

JOSEPH P. TOMCZAK                                              APRIL 27, 2001
---------------------------------------                    ---------------------
Printed Name of Responsible Party                                  Date


PREPARER:


/s/ DENNIS S. FAULKNER                                     ACCOUNTANT FOR DEBTOR
---------------------------------------                    ---------------------
Original Signature of Preparer                                    Title

DENNIS S. FAULKNER                                            APRIL 27, 2001
---------------------------------------                    ---------------------
Printed Name of Preparer                                           Date

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 1

CASE NUMBER:      401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                               SCHEDULED             MONTH              MONTH
ASSETS                                          AMOUNT               FEB-01             MAR-01              MONTH
------                                         ---------             ------             ------              -----
1.     Unrestricted Cash                                                                                        0
2.     Restricted Cash                                                                                          0
3.     Total Cash                                      0                  0                  0                  0
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                             0                  0                  0                  0
9.     Total Current Assets                            0                  0                  0                  0
10.    Property, Plant & Equipment
11.    Less: Accumulated
       Depreciation/Depletion
12.    Net Property, Plant & Equipment                 0                  0                  0                  0
13.    Due From Insiders
14.    Other Assets - Net of Amortization
       (Attach List)                                   0                  0                  0                  0
15.    Other (Attach List)                       360,837            360,837            360,837                  0
16.    Total Assets                              360,837            360,837            360,837                  0

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                0                  0                  0
23.    Total Post Petition Liabilities                                    0                  0                  0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                75,885,064         63,113,388         63,113,388
25.    Priority Debt                                   0
26.    Unsecured Debt
27.    Other (Attach List)                   128,815,071        128,815,071        128,815,071                  0
28.    Total Pre Petition Liabilities        204,700,135        191,928,459        191,928,459                  0
29.    Total Liabilities                     204,700,135        191,928,459        191,928,459                  0

EQUITY

30.    Pre Petition Owners' Equity                             (204,339,298)      (204,339,298)
31.    Post Petition Cumulative Profit Or
       (Loss)                                                             0                  0
32.    Direct Charges To Equity (Attach
       Explanation)(Footnote)                                    12,771,676         12,771,676
33.    Total Equity                                            (191,567,622)      (191,567,622)                 0
34.    Total Liabilities and Equity                                 360,837            360,837                  0

This form  X  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                                 SUPPLEMENT TO

CASE NUMBER:      401-40786-BJH-11                             ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                   SCHEDULED        MONTH            MONTH
ASSETS                                              AMOUNT          FEB-01           MAR-01             MONTH
------                                             ---------        ------           ------             -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                             0               0                0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                  0               0                0                0

A.      Investment in Subsidiaries                 360,837         360,837          360,837
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                      360,837         360,837          360,837                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                   0                0                0

PRE PETITION LIABILITIES

A.      Interco.Payables (FOOTNOTE)                315,071         315,071          315,071
B.      10 3/8% Senior Sub. Notes              105,000,000     105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes             23,500,000      23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                         128,815,071     128,815,071      128,815,071                0

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 2

CASE NUMBER:      401-40786-BJH-11


INCOME STATEMENT

                                                         MONTH            MONTH                              QUARTER
REVENUES                                                 FEB-01           MAR-01             MONTH            TOTAL
--------                                                 ------           ------             -----           -------
1.    Gross Revenues                                                                             0                 0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                             0                 0                0                 0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                                                                              0
7.    Total Cost Of Goods Sold                                0                 0                0                 0
8.    Gross Profit                                            0                 0                0                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                               0
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                                                                                     0
12.   Rent & Lease                                                                                                 0
13.   Other (Attach List)                                     0                 0                0                 0
14.   Total Operating Expenses                                0                 0                0                 0
15.   Income Before Non-Operating
      Income & Expense                                        0                 0                0                 0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                         0                 0                0                 0
17.   Non-Operating Expense (Att List)                        0                 0                0                 0
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                                                                                     0
20.   Amortization                                                                                                 0
21.   Other (Attach List)                                                                                          0
22.   Net Other Income & Expenses                             0                 0                0                 0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                            0
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                     0                 0                0                 0
26.   Total Reorganization Expenses                           0                 0                0                 0
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                                       0                 0                0                 0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 3

CASE NUMBER:      401-40786-BJH-11


CASH RECEIPTS AND                                          MONTH          MONTH                        QUARTER
DISBURSEMENTS                                              FEB-01         MAR-01         MONTH          TOTAL
-----------------                                          ------         ------         -----         -------
1.   Cash - Beginning Of Month                                                                               0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                              0               0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                            0
4.   Post Petition                                                                                           0
5.   Total Operating Receipts                                   0              0             0               0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                             0              0             0               0
7.   Sale of Assets                                                                                          0
8.   Other (Attach List)                                        0              0             0               0
9.   Total Non-Operating Receipts                               0              0             0               0
10.  Total Receipts                                             0              0             0               0
11.  Total Cash Available                                       0              0             0               0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                             0
13.  Payroll Taxes Paid                                                                                      0
14.  Sales, Use & Other Taxes Paid                                                                           0
15.  Secured / Rental / Leases                                                                               0
16.  Utilities                                                                                               0
17.  Insurance                                                                                               0
18.  Inventory Purchases                                                                                     0
19.  Vehicle Expenses                                                                                        0
20.  Travel                                                                                                  0
21.  Entertainment                                                                                           0
22.  Repairs & Maintenance                                                                                   0
23.  Supplies                                                                                                0
24.  Advertising                                                                                             0
25.  Other (Attach List)                                        0              0             0               0
26.  Total Operating Disbursements                              0              0             0               0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                       0
28.  U.S. Trustee Fees                                                                                       0
29.  Other (Attach List)                                        0              0             0               0
30.  Total Reorganization Expenses                              0              0             0               0
31.  Total Disbursements                                        0              0             0               0
32.  Net Cash Flow                                              0              0             0               0
33.  Cash - End of Month                                        0              0             0               0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 4

CASE NUMBER:      401-40786-BJH-11

                                                     SCHEDULED                  MONTH                  MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT                    FEB-01                 MAR-01              MONTH
-------------------------                            ---------                  ------                 ------              -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                               0                       0                      0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               0                       0                      0                  0

AGING OF POST PETITION                 MONTH:           MARCH-01
TAXES AND PAYABLES                           ---------------------------------


                                0 - 30                31 - 60               61 - 90                 91 +
TAXES PAYABLE                    DAYS                  DAYS                  DAYS                   DAYS                TOTAL
-------------                   ------                -------               -------                 ----                -----
1.   Federal                                                                                                                0
2.   State                                                                                                                  0
3.   Local                                                                                                                  0
4.   Other (Attach List)             0                      0                     0                    0                    0
5.   Total Taxes Payable             0                      0                     0                    0                    0
6.   Accounts Payable                                                                                                       0

                                       MONTH:           MARCH-01
                                             ---------------------------------

STATUS OF POST PETITION TAXES

                                                                     AMOUNT
                                             BEGINNING TAX       WITHHELD AND/OR                              ENDING TAX
FEDERAL                                       LIABILITY *            ACCRUED             (AMOUNT PAID)         LIABILITY
-------                                      -------------       ---------------         -------------        ----------
1.   Withholding **                                                                                                    0
2.   FICA - Employee **                                                                                                0
3.   FICA - Employer **                                                                                                0
4.   Unemployment                                                                                                      0
5.   Income                                                                                                            0
6.   Other (Attach List)                                 0                     0                     0                 0
7.   Total Federal Taxes                                 0                     0                     0                 0

STATE AND LOCAL

8.   Withholding                                                                                                       0
9.   Sales                                                                                                             0
10.  Excise                                                                                                            0
11.  Unemployment                                                                                                      0
12.  Real Property                                                                                                     0
13.  Personal Property                                                                                                 0
14.  Other (Attach List)                                 0                     0                     0                 0
15.  Total State And Local                               0                     0                     0                 0
16.  Total Taxes                                         0                     0                     0                 0

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 5

CASE NUMBER:      401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                       MONTH:           MARCH-01
                                             ---------------------------------

BANK RECONCILIATIONS                   Account # 1       Account # 2
--------------------                   -----------       -----------
A.   BANK:                                                                         Other Accounts
B.   ACCOUNT NUMBER:                                                                (Attach List)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                 0             0
2.   Add: Total Deposits Not Credited                                                           0             0
3.   Subtract: Outstanding Checks                                                               0             0
4.   Other Reconciling Items                                                                    0             0
5.   Month End Balance Per Books                 0                 0                            0             0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                     PURCHASE         INSTRUMENT          PURCHASE PRICE     CURRENT VALUE
---------------------------                     --------         ----------          --------------     -------------
7.
8.
9.
10.  (Attach List)                                                                                0                 0
11.  Total Investments                                                                            0                 0

CASH

12.  Currency On Hand                                                                                               0
13.  Total Cash - End of Month                                                                                      0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 6

CASE NUMBER:      401-40786-BJH-11
                                       MONTH:           MARCH-01
                                             ---------------------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF             AMOUNT              TOTAL PAID
             NAME                       PAYMENT              PAID                TO DATE
             ----                       -------             ------              ----------
1.
2.
3.
4.
5.    (Attach List)                                              0                       0
6.    Total Payments To Insiders                                 0                       0

                                  PROFESSIONALS

                                               DATE OF
                                             COURT ORDER                                                               TOTAL
                                             AUTHORIZING           AMOUNT          AMOUNT         TOTAL PAID          INCURRED
               NAME                            PAYMENT            APPROVED          PAID           TO DATE           & UNPAID *
               ----                          -----------          --------         ------         ----------         ----------
1.
2.
3.
4.
5.    (Attach List)                                                      0              0                  0                  0
6.    Total Payments To Professionals                                    0              0                  0                  0

  *   Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                         SCHEDULED           AMOUNTS              TOTAL
                          MONTHLY             PAID                UNPAID
                         PAYMENTS            DURING                POST
 NAME OF CREDITOR           DUE               MONTH              PETITION
 ----------------        ---------           -------             --------
1.
2.
3.
4.
5.    (Attach List)              0                 0                    0
6.    TOTAL                      0                 0                    0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 7

CASE NUMBER:      401-40786-BJH-11
                                       MONTH:           MARCH-01
                                             ---------------------------------
QUESTIONNAIRE

                                                                                                        YES         NO
                                                                                                        ---         --
1.      Have any Assets been sold or transferred outside the normal course of business this
        reporting period?                                                                                           X
2.      Have any funds been disbursed from any account other than a debtor in possession
        account?                                                                                                    X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related
        parties?                                                                                                    X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?                              X
5.      Have any Post Petition Loans been received by the debtor from any party?                                    X
6.      Are any Post Petition Payroll Taxes past due?                                                               X
7.      Are any Post Petition State or Federal Income Taxes past due?                                               X
8.      Are any Post Petition Real Estate Taxes past due?                                                           X
9.      Are any other Post Petition Taxes past due?                                                                 X
10.     Are any amounts owed to Post Petition creditors delinquent?                                                 X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                          X
12.     Are any wage payments past due?                                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                                        YES         NO
                                                                                                        ---         --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                             X
2.      Are all premium payments paid current?                                                           X
3.      Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

                                                                                                         PAYMENT AMOUNT
   TYPE OF POLICY                         CARRIER                       PERIOD COVERED                    & FREQUENCY
   --------------                         -------                       --------------                   --------------
General Liability                      Liberty Mutual                    9/1/00-9/1/01               Annual       $313,520
Umbrella                               National Union                    6/1/00-9/1/01               Annual       $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO GP, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40786-BJH-11                             ACCRUAL BASIS

                                       MONTH:           MARCH-01
                                             ---------------------------------



ACCRUAL BASIS        LINE
 FORM NUMBER        NUMBER                            FOOTNOTE / EXPLANATION
-------------       ------                            ----------------------
      1               24       Pursuant to an Asset Purchase Agreement approved by the Court on
                               February 23, 2001 and effective as of the same date among Kevco,
                               Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and
                               Adorn LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of
                               Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

      1               27A      Intercompany payables are to co-debtors Kevco Management Co. (Case
                               No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                               401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                               401-40784-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                               Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                               401-40786-BJH-11), and Kevco Components, Inc. (Case No.
                               401-40790-BJH-11).

      1               32       The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (See Footnote 1-24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                               401-40783-BJH-11) has been guaranteed by all of its co-debtors (See
                               Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.